Howard Hughes Holdings Inc. Supplemental Information Three Months Ended June 30, 2024 NYSE: HHH Exhibit 99.2

HOWARD HUGHES 2 Cautionary StatementsCautionary Statements Forward-Looking Statements This presentation includes forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to current or historical facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “forecast,” “plan,” “intend,” "believe," “likely,” “may,” “realize,” “should,” “transform,” "will," “would” and other statements of similar expression. Forward-looking statements give our expectations about the future and are not guarantees. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to materially differ from any future results, performance and achievements expressed or implied by such forward-looking statements. We caution you not to rely on these forward-looking statements. For a discussion of the risk factors that could have an impact on these forward-looking statements, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (SEC) on February 27, 2024. The statements made herein speak only as of the date of this presentation, and we do not undertake to update this information except as required by law. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance for the full year or future years, or in different economic and market cycles. Non-GAAP Financial Measures Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP); however, we use certain non-GAAP performance measures in this presentation, in addition to GAAP measures, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer companies more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The non-GAAP financial measures used in this presentation are funds from operations (FFO), core funds from operations (Core FFO), adjusted funds from operations (AFFO), and net operating income (NOI). Non-GAAP financial measures should not be considered independently, or as a substitute, for financial information presented in accordance with GAAP FFO is defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income calculated in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges (which we believe are not indicative of the performance of our operating portfolio). We calculate FFO in accordance with NAREIT’s definition. Since FFO excludes depreciation and amortization, gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition, development activities, and financing costs. This provides a perspective of our financial performance not immediately apparent from net income determined in accordance with GAAP. Core FFO is calculated by adjusting FFO to exclude the impact of certain non-cash and/or nonrecurring income and expense items, as set forth in the calculation herein. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of the ongoing operating performance of the core operations across all segments, and we believe it is used by investors in a similar manner. Finally, AFFO adjusts our Core FFO operating measure to deduct cash expended on recurring tenant improvements and capital expenditures of a routine nature to present an adjusted measure of Core FFO. Core FFO and AFFO are non-GAAP and non-standardized measures and may be calculated differently by other peer companies. We define NOI as operating revenues (rental income, tenant recoveries, and other revenue) less operating expenses (real estate taxes, repairs and maintenance, marketing, and other property expenses). NOI excludes straight-line rents and amortization of tenant incentives, net; interest expense, net; ground rent amortization; demolition costs; other income (loss); depreciation and amortization; development-related marketing costs; gain on sale or disposal of real estate and other assets, net; loss on extinguishment of debt; provision for impairment; and equity in earnings from unconsolidated ventures. We believe that NOI is a useful supplemental measure of the performance of our Operating Assets and Seaport segments because it provides a performance measure that reflects the revenues and expenses directly associated with owning and operating real estate properties. This amount is presented as Operating Assets NOI and Seaport NOI throughout this document. Total Operating Assets NOI and Total Seaport NOI represent NOI as defined above with the addition of our share of NOI from unconsolidated ventures. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that property-specific factors such as rental and occupancy rates, tenant mix, and operating costs have on our operating results, gross margins, and investment returns. While FFO, Core FFO, AFFO, and NOI are relevant and widely used measures of operating performance of real estate companies, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. FFO, Core FFO, AFFO, and NOI do not purport to be indicative of cash available to fund our future cash requirements. Further, our computations of FFO, Core FFO, AFFO, and NOI may not be comparable to FFO, Core FFO, AFFO, and NOI reported by other real estate companies. We have included in this presentation a reconciliation from GAAP net income to FFO, Core FFO, and AFFO, as well as reconciliations of our GAAP Operating Assets segment earnings before taxes (EBT) to NOI and Seaport segment EBT to NOI. Additional Information Our website address is www.howardhughes.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other publicly filed or furnished documents are available and may be accessed free of charge through the “Investors” section of our website under the "SEC Filings" subsection, as soon as reasonably practicable after those documents are filed with, or furnished to, the SEC. Also available through the Investors section of our website are beneficial ownership reports filed by our directors, officers, and certain shareholders on Forms 3, 4, and 5.

3 Table of Contents Table of Contents FINANCIAL OVERVIEW Definitions 4 Company Profile 5 Financial Summary 7 Balance Sheets 9 Statements of Operations 10 OPERATING PORTFOLIO PERFORMANCE Same Store Metrics 11 NOI by Region 13 Stabilized Properties 15 Unstabilized Properties 17 Under Construction Properties 18 Seaport Operating Performance 19 OTHER PORTFOLIO METRICS Completed Condominiums 20 Under Construction Condominiums 21 Predevelopment Condominiums 22 Summary of Remaining Development Costs 23 Portfolio Key Metrics 24 MPC Performance 25 MPC Land 26 MPC Land Appreciation 27 Lease Expirations 28 Other Assets and Acquisition / Disposition Activity 29 Debt Summary 30 Reconciliations of Non-GAAP Measures 32

HOWARD HUGHES 4 Stabilized - Properties in the Operating Assets and Seaport segments that have been in service for more than 36 months or have reached 90% occupancy, whichever occurs first. If an office, retail, or multi-family property has been in service for more than 36 months but does not exceed 90% occupancy, the asset is considered underperforming. Unstabilized - Properties in the Operating Assets and Seaport segments that have been in service for less than 36 months and do not exceed 90% occupancy. Under Construction - Projects in the Strategic Developments and Seaport segments for which construction has commenced as of June 30, 2024, unless otherwise noted. This excludes Master Planned Community (MPC) and condominium development. Net Operating Income (NOI) - We define net operating income (NOI) as operating revenues (rental income, tenant recoveries, and other revenue) less operating expenses (real estate taxes, repairs and maintenance, marketing, and other property expenses). NOI excludes straight-line rents and amortization of tenant incentives, net; interest expense, net; ground rent amortization; demolition costs; other income (loss); depreciation and amortization; development-related marketing costs; gain on sale or disposal of real estate and other assets, net; loss on extinguishment of debt; provision for impairment; and equity in earnings from unconsolidated ventures. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that property-specific factor, such as lease structure, lease rates, and tenant bases, have on our operating results, gross margins, and investment returns. We believe that NOI is a useful supplemental measure of the performance of our Operating Assets and Seaport segments because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. This amount is presented as Operating Assets NOI and Seaport NOI throughout this document. In-Place NOI - We define In-Place NOI as forecasted current year NOI, excluding certain items affecting comparability to Est. Stabilized NOI, such as non-recurring items and other items not indicative of stabilized operations, for all properties included in the Operating Assets segment as of the end of the current period. Total Operating Assets NOI and Total Seaport NOI - These terms represent NOI as defined above with the addition of our share of NOI from unconsolidated ventures. Estimated Stabilized NOI - Estimated Stabilized NOI is initially projected prior to the development of the asset based on market assumptions and is revised over the life of the asset as market conditions evolve. On a quarterly basis, each asset’s In-Place NOI is compared to its Estimated Stabilized NOI in conjunction with forecast data to determine if an adjustment is needed. Adjustments to Estimated Stabilized NOI are made when changes to the asset's long-term performance are thought to be more than likely and permanent. Remaining Development Costs - Development costs and related debt held for projects that are under construction or substantially complete and in service in the Operating Assets segment are disclosed on the Summary of Remaining Development Costs slide if the project has more than $1.0 million of estimated costs remaining to be incurred. The total estimated costs and costs paid are prepared on a cash basis to reflect the total anticipated cash requirements for the projects. Projects not yet under construction are not included. Same Store Properties - The Company defines Same Store Properties as consolidated and unconsolidated properties that are acquired or placed in service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented. Same Store Properties exclude properties placed in service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as in service for that property to be included in Same Store Properties. Same Store NOI - We calculate Same Store Net Operating Income (Same Store NOI) as Operating Assets NOI applicable to consolidated properties acquired or placed in service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented. Same Store NOI also includes the Company's share of NOI from unconsolidated ventures and the annual distribution from a cost basis investment. Same Store NOI is a non-GAAP financial measure and should not be viewed as an alternative to net income calculated in accordance with GAAP as a measurement of our operating performance. We believe that Same Store NOI is helpful to investors as a supplemental comparative performance measure of the income generated from the same group of properties from one period to the next. Other companies may not define Same Store NOI in the same manner as we do; therefore, our computation of Same Store NOI may not be comparable to that of other companies. Additionally, we do not control investments in unconsolidated properties, and while we consider disclosures of our share of NOI to be useful, they may not accurately depict the legal and economic implications of our investment arrangements. DefinitionsDefinitions

HOWARD HUGHES 5 The Park Ward Village 5% The Launiu 70% Ritz-Carlon Residences 17% Kalae 8% Bridgeland 21% Summerlin 76% The Woodlands/ Woodlands Hills 3% Recent Company Highlights Q2 2024 Company Performance Diluted Earnings / Share $ 0.42 FFO / Diluted Share $ 1.50 Core FFO / Diluted Share $ 1.98 AFFO / Diluted Share $ 1.90 Q2 '24 MPC EBT $123.2M Q2 '24 Condos Contracted 94 units NYSE: HHH Company Profile - Summary & Results THE WOODLANDS, Jun. 13, 2024 - Howard Hughes Holdings Inc. (HHH) announced the closing on the refinancing of 9950 Woodloch Forest Drive, the Class A office tower in The Woodlands. The five- year, non-recourse $130 million loan bears interest at a fixed rate of 7.075% and amortizes on a 30-year schedule. This refinancing addresses HHH’s largest debt maturity in the next two years, representing 24% of the company’s 2025 debt maturities. THE WOODLANDS, Jun. 27, 2024 - Howard Hughes Holdings Inc. (HHH) announced the acquisition of Waterway Plaza II, a Class A office building in The Woodlands Town Center—the downtown core of the company’s acclaimed community of The Woodlands in the Greater Houston region. Purchased for $19.2 million, the six-story building sits on a 3.23-acre site and includes a 1,316-space parking garage. Waterway Plaza II provides much needed inventory to Howard Hughes’ office portfolio in The Woodlands Town Center, which is currently 96% leased. Office 49% Multi-family 25% Retail 21% Other 5% Q2 '24 Operating Assets NOI $67.6M Performance Highlights MPC Land Sales Metrics Acres Closed in Current Quarter Land Sales Revenue (a) Gross Margin $ in thousands Residential Commercial Residential Commercial Residential Commercial Bridgeland 59.4 — $ 34,940 $ 2,837 58.8% — % Summerlin 87.3 — 109,302 — 61.8% — % The Woodlands — — — 12 — % — % The Woodlands Hills 17.0 — 7,681 18 62.1% — % Total 163.7 — $ 151,923 $ 2,867 (a) Land Sales Revenue includes deferred revenue from land sales closed in a previous period that met criteria for recognition in the current period and excludes amounts deferred from current period land sales that do not yet meet the recognition criteria

HOWARD HUGHES 6 Office 10% Multi-family 54% Retail 36% Office 45% Multi-family 48% Retail 7% Office 49% Multi-family 27% Retail 20% Other 4% Office 53% Multi-family 22% Retail 21% Other 4% Office 46% Multi-family 48% Retail 6% Q2 2024 Path to Estimated Stabilized NOI Currently Under Construction Currently Unstabilized Currently Stabilized Total Estimated Stabilized NOI $41.4M Estimated Stabilized NOI $294.1M Estimated Stabilized NOI $353.6M Office 49% Multi-family 24% Retail 21% Other 6% Office 49% Multi-family 25% Retail 21% Other 5% Path to Estimated Stabilized NOI charts exclude Seaport NOI, units, and square footage. See page 19 for Seaport NOI and other project information. See page 4 for definitions of Under Construction, Unstabilized, Stabilized, and Net Operating Income (NOI). Q2 '24 Actual NOI $64.8M Q2 '24 Actual NOI $2.8M Q2 '24 Actual NOI $67.6M Estimated Stabilized NOI $18.2M Retail Sq. Ft. 155,900 Retail Sq. Ft. 80,777 Retail Sq. Ft. 2,197,744 Retail Sq. Ft. 2,434,421 Office Sq. Ft. 49,501 Office Sq. Ft. 640,643 Office Sq. Ft. 6,258,743 Office Sq. Ft. 6,948,887 Multi-family Units 268 Multi-family Units 1,029 Multi-family Units 4,558 Multi-family Units 5,855 Q2 2024 Operating Results by Property Type Currently Unstabilized Currently Stabilized Total Company Profile - Summary & Results (cont.)

HOWARD HUGHES 7 thousands except share price and billions Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 YTD Q2 2024 YTD Q2 2023 Company Profile Share price (a) $ 64.82 $ 72.62 $ 85.55 $ 74.13 $ 78.92 $ 64.82 $ 78.92 Market Capitalization (b) $3.2b $3.6b $4.3b $3.7b $3.9b $3.2b $3.9b Enterprise Value (c) $8.4b $8.6b $9.0b $8.4b $8.5b $8.4b $8.5b Weighted avg. shares - basic 49,687 49,663 49,618 49,616 49,581 49,675 49,518 Weighted avg. shares - diluted 49,725 49,663 49,681 49,616 49,581 49,675 49,518 Debt Summary Total debt payable (d) $ 5,556,345 $ 5,437,935 $ 5,352,610 $ 5,247,534 $ 4,996,198 $ 5,556,345 $ 4,996,198 Fixed-rate debt $ 3,716,807 $ 3,597,886 $ 3,601,121 $ 3,597,960 $ 3,604,118 $ 3,716,807 $ 3,604,118 Weighted avg. rate - fixed 4.67% 4.59% 4.59% 4.55% 4.55% 4.67% 4.55 % Variable-rate debt, excluding condominium financing $ 1,361,444 $ 1,462,654 $ 1,444,085 $ 1,451,384 $ 1,277,571 $ 1,361,444 $ 1,277,571 Weighted avg. rate - variable (e) 8.06% 7.93% 7.89% 7.79% 6.37% 8.06% 6.37 % Condominium debt outstanding at end of period $ 478,094 $ 377,395 $ 307,404 $ 198,190 $ 114,509 $ 478,094 $ 114,509 Weighted avg. rate - condominium financing 9.66% 9.66% 9.74% 9.91% 7.17% 9.66% 7.17 % Leverage ratio (debt to enterprise value) 65.90% 62.68% 59.00% 61.50% 57.95% 65.92% 57.98 % General and Administrative General and administrative (G&A) (f)(g) $ 30,235 $ 30,902 $ 25,822 $ 21,601 $ 20,217 $ 61,137 $ 43,770 Less: Non-cash stock compensation (2,123) (1,841) (1,725) (1,699) (1,606) (3,964) (5,049) Cash G&A (h) $ 28,112 $ 29,061 $ 24,097 $ 19,902 $ 18,611 $ 57,173 $ 38,721 Financial Summary (a) Presented as of period end date. (b) Market capitalization = Closing share price as of the last trading day of the respective period times diluted weighted average shares. (c) Enterprise Value = Market capitalization + book value of debt + noncontrolling interest - cash and equivalents. (d) Represents total mortgages, notes, and loans payable, as stated in our GAAP financial statements as of the respective date, excluding unamortized deferred financing costs. (e) Includes the impact of interest rate derivatives. (f) G&A expense includes $1.6 million of severance and bonus costs and $2.1 million of non-cash stock compensation related to our former General Counsel for the first quarter of 2023. (g) G&A expense includes expenses associated with the pending spinoff of Seaport Entertainment totaling $4.5 million in the fourth quarter of 2023, $9.2 million in the first quarter of 2024, and $7.9 million in the second quarter of 2024. (h) Cash G&A is a non-GAAP financial measure that we believe is useful to our investors and other users of our financial statements as an indicator of overhead efficiency without regard to non-cash expenses associated with stock compensation. However, it should not be used as an alternative to general and administrative expenses in accordance with GAAP. Financial Summary

HOWARD HUGHES 8 Financial Summary (a) The Company’s share of NOI related to the Tin Building by Jean-Georges and the Lawn Club is calculated using our current partnership funding provisions. (b) Excludes a $3.0 million charge in the first quarter of 2024 and a $16.1 million charge in the second quarter of 2023 of the estimated costs related to construction defects at the Waiea tower. The sixth and final amendment of resolution of disputes and release agreement was executed during the first quarter of 2024, thereby releasing the Company from any further claims or demands from the Waiea homeowners association arising from or relating to the construction or repair of the condominium project. HHH believes it should be entitled to recover repair costs from the general contractor, other responsible parties, and insurance proceeds; however, it can provide no assurances that all or any portion of the costs will be recovered. (c) The fluctuations in Condo adjusted gross profit are attributed to the timing of condo sales as all of our completed condominiums are sold and the next tower, Victoria Place, is not scheduled for completion until late 2024. thousands Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 YTD Q2 2024 YTD Q2 2023 Segment Metrics Operating Assets Operating Assets NOI $ 65,544 $ 58,264 $ 52,497 $ 60,710 $ 66,123 $ 123,808 $ 120,433 Company's share of NOI from unconsolidated ventures 2,088 5,222 1,837 2,121 1,960 7,310 6,820 Total Operating Assets NOI $ 67,632 $ 63,486 $ 54,334 $ 62,831 $ 68,083 $ 131,118 $ 127,253 MPC MPC Segment EBT $ 123,241 $ 24,251 $ 139,323 $ 84,798 $ 54,926 $ 147,492 $ 117,298 Seaport Seaport NOI $ (9,363) $ (8,605) $ (6,584) $ (902) $ (2,446) $ (17,968) $ (8,031) Company's share of NOI from unconsolidated ventures (a) (5,643) (8,902) (11,617) (8,603) (9,262) (14,545) (18,853) Total Seaport NOI $ (15,006) $ (17,507) $ (18,201) $ (9,505) $ (11,708) $ (32,513) $ (26,884) Condo Gross Profit Condominium rights and unit sales $ — $ 23 $ 792 $ 25,962 $ 14,866 $ 23 $ 20,953 Adjusted condominium rights and unit cost of sales (b) — (861) 973 (22,537) (13,191) (861) (17,727) Condo adjusted gross profit (c) $ — $ (838) $ 1,765 $ 3,425 $ 1,675 $ (838) $ 3,226 Financial Summary (cont.)

HOWARD HUGHES 9 thousands except par values and share amounts (unaudited) June 30, 2024 December 31, 2023 ASSETS Master Planned Communities assets $ 2,485,480 $ 2,445,673 Buildings and equipment 4,310,446 4,177,677 Less: accumulated depreciation (1,093,519) (1,032,226) Land 309,758 303,685 Developments 1,539,701 1,272,445 Net investment in real estate 7,551,866 7,167,254 Investments in unconsolidated ventures 213,752 220,258 Cash and cash equivalents 436,758 631,548 Restricted cash 469,008 421,509 Accounts receivable, net 109,682 115,045 Municipal Utility District receivables, net 631,142 550,884 Deferred expenses, net 153,409 142,561 Operating lease right-of-use assets 44,947 44,897 Other assets, net 292,927 283,047 Total assets $ 9,903,491 $ 9,577,003 LIABILITIES Mortgages, notes, and loans payable, net $ 5,511,985 $ 5,302,620 Operating lease obligations 52,910 51,584 Deferred tax liabilities, net 76,406 87,835 Accounts payable and other liabilities 1,225,471 1,076,040 Total liabilities 6,866,772 6,518,079 EQUITY Preferred stock: $0.01 par value; 50,000,000 shares authorized, none issued — — Common stock: $0.01 par value; 150,000,000 shares authorized, 56,709,660 issued, and 50,236,422 outstanding as of June 30, 2024, 56,495,791 shares issued, and 50,038,014 outstanding as of December 31, 2023 567 565 Additional paid-in capital 3,996,126 3,988,496 Retained earnings (accumulated deficit) (415,081) (383,696) Accumulated other comprehensive income (loss) 3,935 1,272 Treasury stock, at cost, 6,473,238 shares as of June 30, 2024, and 6,457,777 shares as of December 31, 2023 (614,974) (613,766) Total stockholders' equity 2,970,573 2,992,871 Noncontrolling interests 66,146 66,053 Total equity 3,036,719 3,058,924 Total liabilities and equity $ 9,903,491 $ 9,577,003 Balance Sheets

HOWARD HUGHES 10 thousands except per share amounts (unaudited) Q2 2024 Q2 2023 YTD Q2 2024 YTD Q2 2023 REVENUES Condominium rights and unit sales $ — $ 14,866 $ 23 $ 20,953 Master Planned Communities land sales 154,790 42,306 187,205 101,667 Rental revenue 111,490 103,339 219,241 201,203 Other land, rental, and property revenues 38,224 46,898 56,607 65,866 Builder price participation 12,905 15,907 25,471 29,916 Total revenues 317,409 223,316 488,547 419,605 EXPENSES Condominium rights and unit cost of sales — 29,317 3,861 33,853 Master Planned Communities cost of sales 57,768 15,867 70,672 37,870 Operating costs 91,422 83,800 165,711 156,187 Rental property real estate taxes 15,582 15,578 30,277 30,997 Provision for (recovery of) doubtful accounts 1,563 (26) 2,397 (2,446) General and administrative 30,235 20,217 61,137 43,770 Depreciation and amortization 52,629 53,221 104,876 105,230 Other 3,868 3,089 7,686 6,660 Total expenses 253,067 221,063 446,617 412,121 OTHER Gain (loss) on sale or disposal of real estate and other assets, net — (16) 4,794 4,714 Other income (loss), net 391 (1,607) 1,282 3,374 Total other 391 (1,623) 6,076 8,088 Operating income (loss) 64,733 630 48,006 15,572 Interest income 6,185 4,992 14,303 9,084 Interest expense (43,007) (33,947) (84,925) (72,084) Gain (loss) on extinguishment of debt (198) — (198) — Equity in earnings (losses) from unconsolidated ventures (296) (6,186) (19,431) (10,988) Income (loss) before income taxes 27,417 (34,511) (42,245) (58,416) Income tax expense (benefit) 6,359 (15,370) (10,836) (16,648) Net income (loss) 21,058 (19,141) (31,409) (41,768) Net (income) loss attributable to noncontrolling interests 34 (2) 24 (120) Net income (loss) attributable to common stockholders $ 21,092 $ (19,143) $ (31,385) $ (41,888) Basic income (loss) per share $ 0.42 $ (0.39) $ (0.63) $ (0.85) Diluted income (loss) per share $ 0.42 $ (0.39) $ (0.63) $ (0.85) Statements of Operations

HOWARD HUGHES 11 thousands Q2 2024 Q2 2023 $ Change % Change YTD Q2 2024 YTD Q2 2023 $ Change % Change Same Store Office Houston, TX $ 21,927 $ 24,423 $ (2,496) (10) % $ 42,170 $ 42,977 $ (807) (2) % Columbia, MD 6,260 6,132 128 2% 12,358 12,309 49 — % Las Vegas, NV 5,070 3,042 2,028 67% 9,328 6,096 3,232 53 % Total Same Store Office 33,257 33,597 (340) (1) % 63,856 61,382 2,474 4 % Same Store Retail Houston, TX 3,328 2,663 665 25% 6,367 6,068 299 5 % Columbia, MD 1,089 745 344 46% 2,157 1,337 820 61 % Las Vegas, NV 5,356 6,040 (684) (11) % 11,343 12,257 (914) (7) % Honolulu, HI 5,220 3,197 2,023 63% 9,698 7,716 1,982 26 % Total Same Store Retail 14,993 12,645 2,348 19% 29,565 27,378 2,187 8 % Same Store Multi-family Houston, TX 9,256 9,284 (28) — % 18,972 18,811 161 1 % Columbia, MD 3,220 1,985 1,235 62% 5,832 3,143 2,689 86 % Las Vegas, NV 1,599 1,793 (194) (11) % 3,387 3,741 (354) (9) % Company's share of NOI from unconsolidated ventures 1,839 1,803 36 2% 3,840 3,614 226 6 % Total Same Store Multi-family 15,914 14,865 1,049 7% 32,031 29,309 2,722 9 % Same Store Other Houston, TX 1,062 1,666 (604) (36) % 2,017 3,173 (1,156) (36) % Columbia, MD (24) 11 (35) (318) % 427 11 416 3782 % Las Vegas, NV 2,399 4,762 (2,363) (50) % 554 2,364 (1,810) (77) % Honolulu, HI (146) 70 (216) (309) % (330) 138 (468) (339) % Company's share of NOI from unconsolidated ventures 249 157 92 59% 3,470 3,206 264 8 % Total Same Store Other 3,540 6,666 (3,126) (47) % 6,138 8,892 (2,754) (31) % Total Same Store NOI 67,704 67,773 (69) — % 131,590 126,961 4,629 4 % Non-Same Store NOI (72) 310 (382) (123) % (472) 292 (764) (262) % Total Operating Assets NOI $ 67,632 $ 68,083 $ (451) (1) % $ 131,118 $ 127,253 $ 3,865 3 % See page 4 for definitions of Same Store Properties and Same Store NOI. Same Store NOI - Operating Assets Segment

HOWARD HUGHES 12 thousands Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Same Store Metrics Stabilized Leasing Percentages Office 89% 88% 88% 87% 89 % Retail 94% 95% 96% 95% 96 % Multi-family 97% 95% 95% 96% 98 % Unstabilized Leasing Percentages Office 92% 90% 90% 77% 72 % Retail 66% 66% 66% 64% 46 % Multi-Family 74% 65% 57% 72% 61 % Same Store NOI Office $ 33,257 $ 30,599 $ 27,493 $ 29,293 $ 33,597 Retail 14,993 14,572 11,709 12,912 12,645 Multi-family 15,914 16,117 15,457 16,043 14,865 Other 3,540 2,598 224 4,825 6,666 Total Same Store NOI $ 67,704 $ 63,886 $ 54,883 $ 63,073 $ 67,773 Quarter over Quarter Change in Same Store NOI 6% 16% (13) % (7) % See page 4 for definitions of Same Store Properties and Same Store NOI. Same Store Performance - Operating Assets Segment

HOWARD HUGHES 13 thousands except Sq. Ft. and units % Ownership (a) Total Q2 2024 Occupied (b) Q2 2024 Leased (b) Q2 2024 Occupied (%) Q2 2024 Leased (%) In-Place NOI Estimated Stabilized NOI Time to Stabilize (Years) (c)Sq. Ft. Units Sq. Ft. Units Sq. Ft. Units Sq. Ft. Units Sq. Ft. Units Stabilized Properties Office - Houston 100% 3,969,487 — 3,425,831 — 3,581,584 — 86% — % 90% — % $ 82,170 $ 107,400 — Office - Columbia 100% 1,753,291 — 1,289,920 — 1,452,610 — 74% — % 83% — % 20,430 33,520 — Office - Summerlin 100% 535,965 — 503,188 — 515,266 — 94% — % 96% — % 14,320 15,680 — Retail - Houston 100% 352,064 — 312,714 — 324,462 — 89% — % 92% — % 10,210 12,400 — Retail - Columbia 100% 101,609 — 101,609 — 101,609 — 100% — % 100% — % 2,680 2,720 — Retail - Hawai‘i 100% 809,221 — 743,557 — 750,385 — 92% — % 93% — % 13,690 18,930 — Retail - Summerlin 100% 803,170 — 760,183 — 769,440 — 95% — % 96% — % 22,790 26,300 — Multi-family - Houston (d) 100% 34,386 2,968 30,509 2,791 32,220 2,847 89% 94% 94% 96% 38,920 40,000 — Multi-family - Columbia (d) Various 97,294 1,199 77,864 1,129 87,585 1,172 80% 94% 90% 98% 16,160 16,870 — Multi-family - Summerlin 100% — 391 — 370 — 385 — % 95% — % 98% 7,140 7,650 — Other - Summerlin (e) Various — — — — — — — % — % — % — % 3,640 5,230 — Other Assets (e) Various 135,801 — 135,801 — 135,801 — 100% — % 100% — % 5,530 7,380 — Total Stabilized Properties (f) $ 237,680 $ 294,080 — Unstabilized Properties Office - Houston 100% 141,763 — 95,167 — 103,625 — 67% — % 73% — % $ 540 $ 2,960 3.0 Office - Columbia 100% 85,380 — — — 40,908 — — % — % 48% — % — 3,200 3.0 Office - Summerlin 100% 413,500 — 189,694 — 245,000 — 46% — % 59% — % 3,910 12,680 2.0 Retail - Hawai‘i 100% 48,170 — 9,973 — 31,840 — 21% — % 66% — % 740 2,440 1.3 Multi-family - Houston 100% — 263 — 92 — 114 — % 35% — % 43% (310) 4,860 1.8 Multi-family - Columbia (d) 100% 32,607 472 2,590 329 22,496 350 8% 70% 69% 74% 5,230 9,320 1.5 Multi-Family - Summerlin 100% — 294 — 172 — 196 — % 59% — % 67% 2,160 5,890 2.5 Total Unstabilized Properties $ 12,270 $ 41,350 2.3 NOI by Region, excluding Seaport

HOWARD HUGHES 14 NOI by RegionNOI by Region, excluding Seaport (cont.) (a) Includes our share of NOI from our unconsolidated ventures. (b) Occupied and Leased metrics are as of June 30, 2024. (c) The estimated stabilization date used in the Time to Stabilize calculation for all unstabilized and under construction assets is set at the maximum stabilization period of 36 months from the in-service or expected in-service date. If an Unstabilized property achieves 90% occupancy prior to this date, it will move to Stabilized. (d) Multi-family square feet represent ground floor retail whereas multi-family units represent residential units for rent. (e) These assets can be found on page 16 of this presentation. (f) For Stabilized Properties, the difference between In-Place NOI and Estimated Stabilized NOI is attributable to a number of factors which may include temporary abatements, timing of lease turnovers, free rent, and other market factors. thousands except Sq. Ft. and units % Ownership (a) Total Q2 2024 Occupied (b) Q2 2024 Leased (b) Q2 2024 Occupied (%) Q2 2024 Leased (%) In-Place NOI Estimated Stabilized NOI Time to Stabilize (Years) (c)Sq. Ft. Units Sq. Ft. Units Sq. Ft. Units Sq. Ft. Units Sq. Ft. Units Under Construction Properties Office - Houston 100% 49,501 — — — — — — % — % — % — % n/a $ 1,780 4.0 Retail - Houston 100% 28,000 — — — — — — % — % — % — % n/a 1,930 4.0 Retail - Hawai‘i 100% 60,900 — — — — — — % — % — % — % n/a 2,800 3.8 Retail - Summerlin 100% 67,000 — — — — — — % — % — % — % n/a 1,800 2.5 Multi-family - Houston 100% — 268 — — — — — % — % — % — % n/a 9,890 3.5 Total Under Construction Properties n/a $ 18,200 3.7 Total / Wtd. Avg. for Portfolio $ 249,950 $ 353,630 3.1

HOWARD HUGHES 15 thousands except Sq. Ft. and units Location % Ownership Rentable Sq. Ft. Q2 2024 % Occupied (a) Q2 2024 % Leased (a) In-Place NOI (b) Est. Stabilized NOI (b) Office One Hughes Landing Houston, TX 100% 200,639 63% 65% $ 2,350 $ 5,200 Two Hughes Landing Houston, TX 100% 197,950 83% 83% 4,460 5,270 Three Hughes Landing Houston, TX 100% 321,649 84% 97% 7,110 8,580 1725 Hughes Landing Boulevard Houston, TX 100% 339,608 35% 56% (80) 7,430 1735 Hughes Landing Boulevard Houston, TX 100% 318,237 100% 100% 8,890 8,370 2201 Lake Woodlands Drive Houston, TX 100% 22,259 100% 100% 480 490 Lakefront North Houston, TX 100% 258,058 98% 98% 6,630 6,530 8770 New Trails Houston, TX 100% 180,000 100% 100% 4,440 4,740 9303 New Trails Houston, TX 100% 98,283 42% 53% 90 1,530 3831 Technology Forest Drive Houston, TX 100% 97,360 100% 100% 2,530 2,450 3 Waterway Square Houston, TX 100% 227,617 91% 91% 4,240 5,900 4 Waterway Square Houston, TX 100% 217,952 83% 90% 4,370 5,900 The Woodlands Towers at the Waterway (c) Houston, TX 100% 1,395,599 98% 99% 35,170 43,510 1400 Woodloch Forest Houston, TX 100% 94,276 84% 84% 1,490 1,500 Columbia Office Properties Columbia, MD 100% 67,066 72% 72% 830 1,190 Merriweather Row Columbia, MD 100% 925,584 69% 77% 7,310 12,930 One Mall North Columbia, MD 100% 99,806 49% 49% 310 1,280 One Merriweather Columbia, MD 100% 209,959 99% 100% 5,300 5,820 Two Merriweather Columbia, MD 100% 124,639 94% 94% 1,880 3,100 6100 Merriweather Columbia, MD 100% 326,237 69% 98% 4,800 9,200 Aristocrat Las Vegas, NV 100% 181,534 100% 100% 4,440 4,520 One Summerlin Las Vegas, NV 100% 207,292 84% 90% 5,910 6,440 Two Summerlin Las Vegas, NV 100% 147,139 100% 100% 3,970 4,720 Total Office 6,258,743 $ 116,920 $ 156,600 Retail Creekside Park West Houston, TX 100% 72,976 92% 92% $ 1,670 $ 2,200 Hughes Landing Retail Houston, TX 100% 125,709 85% 92% 3,950 4,990 1701 Lake Robbins Houston, TX 100% 12,376 100% 100% 520 540 Lakeland Village Center at Bridgeland Houston, TX 100% 67,947 88% 92% 1,180 1,800 20/25 Waterway Avenue Houston, TX 100% 51,543 87% 87% 2,000 2,000 Waterway Square Retail Houston, TX 100% 21,513 100% 100% 890 870 Color Burst Park Retail Columbia, MD 100% 12,410 100% 100% 330 410 Rouse Building Columbia, MD 100% 89,199 100% 100% 2,350 2,310 Ward Village Retail Honolulu, HI 100% 809,221 92% 93% 13,690 18,930 Downtown Summerlin (d) Las Vegas, NV 100% 803,170 95% 96% 22,790 26,300 Total Retail 2,066,064 $ 49,370 $ 60,350 Stabilized Properties - Operating Assets Segment

HOWARD HUGHES 16 Q2 2024 % Occupied (a) Q2 2024 % Leased (a) Estimated Stabilized NOI (b)thousands except Sq. Ft. and units Location % Ownership Rentable Sq. Ft. Units Rentable Sq. Ft. Units Rentable Sq. Ft. Units In-Place NOI (b) Multi-family Creekside Park Houston, TX 100% — 292 n/a 93 % n/a 96% $ 2,840 $ 3,000 Creekside Park The Grove Houston, TX 100% — 360 n/a 93 % n/a 95% 4,080 4,210 Lakeside Row Houston, TX 100% — 312 n/a 94 % n/a 96% 2,790 3,090 Millennium Six Pines Houston, TX 100% — 314 n/a 97 % n/a 98% 3,730 3,770 Millennium Waterway Houston, TX 100% — 393 n/a 95 % n/a 96% 3,870 3,910 One Lakes Edge Houston, TX 100% 22,971 390 83% 95% 91% 96% 7,280 7,260 The Lane at Waterway Houston, TX 100% — 163 n/a 93 % n/a 96% 2,640 2,610 Two Lakes Edge Houston, TX 100% 11,415 386 100% 95% 100% 97% 8,400 8,750 Starling at Bridgeland Houston, TX 100% — 358 — % 91% — % 94% 3,290 3,400 Juniper Columbia, MD 100% 55,677 382 72% 96% 89% 97% 8,440 9,160 The Metropolitan Columbia, MD 50% 13,591 380 72% 93% 72% 99% 3,400 3,460 TEN.m.flats Columbia, MD 50% 28,026 437 100% 94% 100% 98% 4,320 4,250 Constellation Las Vegas, NV 100% — 124 n/a 96 % n/a 98% 2,280 2,500 Tanager Las Vegas, NV 100% — 267 n/a 94 % n/a 99% 4,860 5,150 Total Multi-family (e) 131,680 4,558 $ 62,220 $ 64,520 Other Hughes Landing Daycare Houston, TX 100% 10,000 n/a 100 % n/a 100 % n/a $ 200 $ 280 The Woodlands Warehouse Houston, TX 100% 125,801 n/a 100 % n/a 100 % n/a 1,430 1,520 Woodlands Sarofim Houston, TX 20 % n/a n/a n/a n/a n/a n/a 200 250 Stewart Title of Montgomery County, TX Houston, TX 50 % n/a n/a n/a n/a n/a n/a — 1,600 Houston Ground Leases Houston, TX 100 % n/a n/a n/a n/a n/a n/a 3,090 3,160 Kewalo Basin Harbor Honolulu, HI 100 % n/a n/a n/a n/a n/a n/a 1,910 1,900 Hockey Ground Lease Las Vegas, NV 100 % n/a n/a n/a n/a n/a n/a 640 590 Summerlin Hospital Medical Center Las Vegas, NV 5 % n/a n/a n/a n/a n/a n/a 3,000 4,640 Las Vegas Ballpark (f) Las Vegas, NV 100 % n/a n/a n/a n/a n/a n/a — — Other Assets Various 100 % n/a n/a n/a n/a n/a n/a (1,300) (1,330) Total Other 135,801 — $ 9,170 $ 12,610 Total Stabilized $ 237,680 $ 294,080 (a) Occupied and Leased percentages are as of June 30, 2024. (b) For Stabilized Properties, the difference between In-Place NOI and Estimated Stabilized NOI is attributable to a number of factors which may include temporary abatements, timing of lease turnovers, free rent, and other market factors. (c) 1201 Lake Robbins and 9950 Woodloch Forest, are collectively known as The Woodlands Towers at the Waterway. (d) Downtown Summerlin rentable sq. ft. excludes 381,767 sq. ft. of anchor space and 39,700 sq. ft. of office space. (e) Multi-family square feet represent ground floor retail whereas multi-family units represent residential units for rent. (f) As the Las Vegas Ballpark and Las Vegas Aviators are included in the pending Seaport Entertainment Group spinoff, related In-Place and Estimated Stabilized NOI is no longer being presented. Stabilized Properties - Operating Assets Segment (cont.)

HOWARD HUGHES 17 Q2 2024 % Occupied (a) Q2 2024 % Leased (a) Development Costs Incurred to Date Total Estimated Development Costs In-Place NOI Est. Stabilized NOI (b) Est. Stab. Date (c) Est. Stab. Yield thousands except Sq. Ft. and units Location % Ownership Rentable Sq. Ft. Units Rentable Sq. Ft. Units Rentable Sq. Ft. Units Office 1700 Pavilion Las Vegas, NV 100% 265,898 — 71 % n/a 92 % n/a $ 107,865 $ 123,015 $ 3,910 $ 8,380 2025 7 % Meridian (d) Las Vegas, NV 100% 147,602 — — % n/a — % n/a 34,353 55,459 — 4,300 2027 8% 10285 Lakefront Medical Office (d) Columbia, MD 100% 85,380 — — % n/a 48 % n/a 33,399 49,930 — 3,200 2027 6 % Waterway Plaza II (e) Houston, TX 100% 141,763 — 67 % n/a 73 % n/a 19,266 26,903 540 2,960 2027 11 % Total Office 640,643 — $ 194,883 $ 255,307 $ 4,450 $ 18,840 Retail A'ali'i (f) Honolulu, HI 100% 11,175 — 81 % n/a 100 % n/a $ — $ — $ 330 $ 550 2025 — % Kō'ula (f) Honolulu, HI 100% 36,995 — 2 % n/a 56 % n/a — — 410 1,890 2025 — % Total Retail 48,170 — $ — $ — $ 740 $ 2,440 Multi-family Wingspan (g) Houston, TX 100% — 263 — % 35% — % 43% $ 70,103 $ 87,048 $ (310) $ 4,860 2026 6 % Tanager Echo Las Vegas, NV 100% — 294 — % 59% — % 67% 86,073 86,853 2,160 5,890 2026 7 % Marlow Columbia, MD 100% 32,607 472 8% 70% 69% 74% 121,379 130,490 5,230 9,320 2025 7 % Total Multi-Family (h) 32,607 1,029 $ 277,555 $ 304,391 $ 7,080 $ 20,070 Total Unstabilized $ 472,438 $ 559,698 $ 12,270 $ 41,350 (a) Occupied and Leased percentages are as of June 30, 2024. (b) Company estimates of Estimated Stabilized NOI are based on current leasing velocity, excluding inflation and organic growth. (c) The estimated stabilization date for all unstabilized assets is set at the maximum stabilization period of 36 months from the in-service date. If a property achieves 90% occupancy prior to this date, it will move to Stabilized. (d) Meridian and 10285 Lakefront Medical Office were placed in service in the second quarter of 2024, and are not expected to generate material In-Place NOI for the remainder of 2024, as the properties are still in the tenant build-out and lease-up phase. (e) Waterway Plaza II was acquired during the second quarter of 2024. Total development costs incurred include acquisition and closing costs and total estimated development costs are inclusive of acquisition, closing, and expected tenant lease-up costs. (f) Condominium retail development costs incurred to date and total estimated development costs are combined with their respective condominium costs on page 20 of this supplement. (g) Wingspan, our first single-family rental community in Bridgeland, welcomed its first residents in October 2023. As of June 30, 2024, 100% of the property has been placed in service. (h) Multi-family square feet represent ground floor retail, whereas multi-family units represent residential units for rent. Unstabilized Properties - Operating Assets Segment

HOWARD HUGHES 18 Under Construction Properties thousands except Sq. Ft. and units Location % Ownership Estimated Rentable Square Feet Percent Pre- Leased (a) Const. Start Date Est. Stabilized Date (b) Development Costs Incurred to Date Total Estimated Development Costs Est. Stabilized NOI Est. Stab. Yield Office One Bridgeland Green Houston, TX 100% 49,501 36 % Q2 2024 2028 $ 6,440 $ 35,365 $ 1,780 5 % Total Office 49,501 $ 6,440 $ 35,365 $ 1,780 Retail Village Green at Bridgeland Central Houston, TX 100% 28,000 44 % Q1 2024 2028 $ 5,350 $ 22,159 $ 1,930 9 % Summerlin Grocery Anchored Center Las Vegas, NV 100% 67,000 75 % Q3 2023 2027 20,036 46,372 1,800 4 % Ulana Ward Village (c) Honolulu, HI 100% 32,100 — % Q1 2023 2028 — — 760 — % The Park Ward Village (c) Honolulu, HI 100% 26,800 — % Q4 2022 2028 — — 1,900 — % Kalae (c) Honolulu, HI 100% 2,000 — % Q2 2024 2030 — — 140 — % Total Retail 155,900 $ 25,386 $ 68,531 $ 6,530 in thousands except Sq. Ft. and units Location % Ownership # of Units Monthly Est. Rent Per Unit Const. Start Date Est. Stabilized Date (b) Develop. Costs Incurred Est. Total Cost (Excl. Land) Est. Stabilized NOI Est. Stab. Yield Multi-family 1 Riva Row Houston, TX 100% 268 $ 4,015 Q3 2023 2028 $ 32,646 $ 155,997 $ 9,890 6 % Total Multi-family 268 $ 32,646 $ 155,997 $ 9,890 Total Under Construction $ 64,472 $ 259,893 $ 18,200 (a) Represents leases signed as of June 30, 2024. (b) The estimated stabilization date for all under construction assets is set 36 months from the expected in-service date. (c) Condominium retail Development costs incurred to date and Total estimated development costs are combined with their respective condominium costs on page 21 of this supplement. Under Construction Properties - Strategic Developments Segment

HOWARD HUGHES 19 NOI by Region Q2 2024 Landlord Operations (a) Landlord Operations - Multi-family (b) Managed Businesses (c) Tin Building (d) Events and Sponsorships (e) Q2 2024 Totalthousands except sq. ft. Revenues (f) $ 3,048 $ 345 $ 8,913 $ 2,983 $ 5,571 $ 20,860 Operating expenses (f)(g) (13,371) (216) (10,306) (712) (8,151) (32,756) Adjustments to arrive at NOI 2,651 (92) 62 (88) 2,533 Seaport NOI $ (7,672) $ 37 $ (1,393) $ 2,333 $ (2,668) $ (9,363) Company's share of NOI from unconsolidated ventures (f) — — 1,025 (6,668) — (5,643) Total Seaport NOI (h) $ (7,672) $ 37 $ (368) $ (4,335) $ (2,668) $ (15,006) Rentable Square Feet / Units Total square feet / units 322,822 5,522 / 21 71,272 53,783 24,577 Leased square feet / units (i) 177,906 — / 21 65,660 53,783 24,577 % Leased (i) 55% — % / 100% 92% 100% 100 % Development Development costs incurred to date $ 569,100 $ — $ — $ 202,292 $ — $ 771,392 (a) Landlord Operations represents physical real estate in the Historic District and Pier 17 developed and owned by HHH and leased to third parties. (b) Landlord Operations - Multi-family represents 85 South Street which includes ancillary office space in addition to residential units. (c) Managed Businesses represents retail and food and beverage businesses in the Historic District and Pier 17 that HHH owns, either wholly or through joint ventures, and operates, including license and management agreements. For the three months ended June 30, 2024, these businesses include, among others, The Fulton, Mister Dips, Carne Mare, and Malibu Farm. Managed Businesses also includes the Company's share of NOI from Lawn Club and Jean-Georges Restaurants. The Ssäm Bar restaurant closed during the third quarter of 2023, and the venture was liquidated in May 2024. (d) The Company owns 100% of the Tin Building (Landlord Operations) with 100% of the space leased to The Tin Building by Jean-Georges joint venture, in which the Company has an equity ownership interest. (e) Events and Sponsorships includes private events, catering, sponsorships, concert series, and other rooftop activities. (f) Rental revenue earned from and expense paid by businesses we wholly own and operate is eliminated in consolidation. For joint ventures where the Company is the landlord, the Company recognizes 100% of rental revenue earned. The Company’s share of rental expense paid by joint ventures is included in the Company’s share of NOI from unconsolidated ventures. (g) Operating expenses include overhead costs of $5.5 million for three months ended June 30, 2024, and $7.0 million for the six months ended June 30, 2024, associated with the stand-up of Seaport Entertainment in anticipation of the pending spinoff. (h) Total Seaport NOI includes NOI from businesses we wholly own and operate as well as the Company's share of NOI from unconsolidated ventures. See page 32 for the reconciliation of Total Seaport NOI. (i) Leased square footage and percent leased for Landlord Operations includes agreements with terms of less than one year. Seaport Operating Performance

HOWARD HUGHES 20 As of June 30, 2024 Waiea Anaha Ae`o Ke Kilohana ‘A‘ali‘i Kō'ula Total Key Metrics ($ in thousands) Location Ward Village Ward Village Ward Village Ward Village Ward Village Ward Village Type of building Luxury Luxury Upscale Workforce Upscale Upscale Number of units 177 317 465 423 750 565 2,697 Condo Sq. Ft. 378,488 449,205 389,663 294,273 390,097 409,612 2,311,338 Street retail Sq. Ft. 7,716 16,048 70,800 28,386 11,175 36,995 171,120 Stabilized retail NOI $290 $1,190 $2,170 $970 $550 $1,890 $7,060 Stabilization year 2017 2020 2019 2020 2025 2025 Development progress ($ in thousands) Completion date Q4 2016 Q4 2017 Q4 2018 Q2 2019 Q4 2021 Q3 2022 Total estimated development cost $627,254 $403,796 $430,086 $217,318 $390,454 $487,039 $2,555,947 Development costs incurred to date 612,881 403,796 430,086 217,318 384,756 473,099 2,521,936 Estimated remaining to be spent $14,373 $— $— $— $5,698 $13,940 $34,011 Financial Summary ($ in thousands) Units closed through Q2 2024 177 317 465 423 750 565 2,697 Total % of units closed or under contract 100% 100% 100% 100% 100% 100% 100% Total GAAP revenue recognized $698,228 $515,882 $512,981 $218,549 $536,942 $635,071 $3,117,653 Completed Condominiums

HOWARD HUGHES 21 As of June 30, 2024 Victoria Place The Park Ward Village Ulana Ward Village Kalae Total Key Metrics ($ in thousands) Location Ward Village Ward Village Ward Village Ward Village Type of building Luxury Upscale Workforce Luxury Number of units 349 545 696 329 1,919 Avg. unit Sq. Ft. 1,164 847 623 1,207 885 Condo Sq. Ft. 406,351 461,360 433,773 397,203 1,698,687 Street retail Sq. Ft. (a) n/a 26,800 32,100 2,000 60,900 Stabilized retail NOI n/a $1,900 $760 $140 $2,800 Stabilization year n/a 2028 2028 2030 Development progress ($ in thousands) Start date Q1 2021 Q4 2022 Q1 2023 Q2 2024 Estimated Completion date Q4 2024 2026 2025 2027 Total estimated development cost $524,094 $605,150 $402,914 $623,745 $2,155,903 Development costs incurred to date 419,836 184,077 156,546 59,001 819,460 Estimated remaining to be spent $104,258 $421,073 $246,368 $564,744 $1,336,443 Financial Summary ($ in thousands) Units under contract through June 30, 2024 349 522 696 303 1,870 Units remaining to be sold through June 30, 2024 — 23 — 26 49 Total % of units closed or under contract 100.0% 95.8% 100.0% 92.1% 97.4% Units under contract in Q2 2024 — 5 — 7 12 Square footage closed / under contract 406,351 443,296 433,773 374,956 1,658,376 Total % square footage closed / under contract 100.0% 96.1% 100.0% 94.4% 97.6% Total cash received (closings & deposits) $165,534 $136,987 $37,623 $151,350 $491,494 Total future GAAP revenue under contract $777,316 $687,036 $372,581 $760,779 $2,597,712 Expected avg. price per Sq. Ft. $1,850 - $1,900 $1,500 - $1,550 $850 - $900 $2,000 - $2,050 Deposit Reconciliation (thousands) Spent towards construction $152,755 $69,996 $37,226 $— $259,977 Held for future use (b) — 65,065 397 151,342 216,804 Held for closings (b) 12,779 1,926 — 8 14,713 Total deposits from sales commitment $165,534 $136,987 $37,623 $151,350 $491,494 (a) Expected construction cost per retail square foot for all completed, under construction, and predevelopment condos is approximately $1,300. (b) Total deposits held for future use and held for closings are included in Restricted cash. Under Construction Condominiums

HOWARD HUGHES 22 As of June 30, 2024 The Launiu The Ritz-Carlton Residences Total Key Metrics ($ in thousands) Location Ward Village The Woodlands Type of building Luxury Luxury Number of units 485 111 596 Avg. unit Sq. Ft. 950 2,524 1,243 Condo Sq. Ft. 460,735 280,172 740,907 Street retail Sq. Ft. (a) 10,000 5,800 15,800 Estimated Completion date 2027 2027 Financial Summary ($ in thousands) Units under contract through June 30, 2024 248 72 320 Units remaining to be sold through June 30, 2024 237 39 276 Total % of units closed or under contract 51.1% 64.9% 53.7% Units under contract in Q2 2024 66 16 82 Square footage closed / under contract 223,843 188,758 412,601 Total % square footage closed / under contract 48.6% 67.4% 55.7% Total cash received (closings & deposits) $74,018 $30,628 $104,646 Total future GAAP revenue under contract $421,358 $313,447 $734,805 Expected avg. price per Sq. Ft. $1,850 - $1,900 $1,650 - $1,700 Deposit Reconciliation (thousands) Held for future use (b) $74,018 $— $74,018 Held for closings (b) — 30,628 30,628 Total deposits from sales commitment $74,018 $30,628 $104,646 (a) Expected construction cost per retail square foot for all completed, under construction, and predevelopment condos is approximately $1,300. (b) Total deposits held for future use and held for closings are included in Restricted cash. Predevelopment Condominiums

HOWARD HUGHES 23 As of June 30, 2024 thousands Location Total Estimated Development Costs (a) Development Costs Incurred to Date Estimated Remaining to be Spent Remaining Buyer Deposits/ Holdback to be Drawn Debt to be Drawn Costs Remaining to be Paid, Net of Debt and Buyer Deposits/ Holdbacks to be Drawn (b) Estimated Completion Date Juniper (c) Columbia, MD $ 116,386 $ 114,873 $ 1,513 $ — $ — $ 1,513 Completed Marlow (c) Columbia, MD 130,490 121,379 9,111 — 8,845 266 Completed 6100 Merriweather (c) Columbia, MD 138,221 121,636 16,585 — — 16,585 Completed 10285 Lakefront Medical Office (d) Columbia, MD 49,930 33,399 16,531 — 18,629 (2,098) Completed Wingspan (e) Houston, TX 87,048 70,103 16,945 — 15,801 1,144 Completed 1700 Pavilion (c) Las Vegas, NV 123,015 107,865 15,150 — 13,156 1,994 Completed Meridian (c) Las Vegas, NV 55,459 34,353 21,106 — 20,940 166 Completed Total Operating Assets 700,549 603,608 96,941 — 77,371 19,570 1 Riva Row Houston, TX 155,997 32,646 123,351 — 93,299 30,052 2025 Village Green at Bridgeland Central (d) Houston, TX 22,159 5,350 16,809 — 16,900 (91) 2025 One Bridgeland Green Houston, TX 35,365 6,440 28,925 — — 28,925 2025 Summerlin Grocery Anchored Center Las Vegas, NV 46,372 20,036 26,336 — 18,000 8,336 Q3 2024 ‘A‘ali‘i Honolulu, HI 390,454 384,756 5,698 — — 5,698 Completed Kalae Honolulu, HI 623,745 59,001 564,744 150,153 375,000 39,591 2027 Kō'ula Honolulu, HI 487,039 473,099 13,940 — — 13,940 Completed The Park Ward Village Honolulu, HI 605,150 184,077 421,073 66,906 350,758 3,409 2026 Ulana Ward Village Honolulu, HI 402,914 156,546 246,368 — 186,181 60,187 2025 Victoria Place Honolulu, HI 524,094 419,836 104,258 — 50,808 53,450 Q4 2024 Waiea (f) Honolulu, HI 627,254 612,881 14,373 — — 14,373 Completed Total Strategic Developments 3,920,543 2,354,668 1,565,875 217,059 1,090,946 257,870 Total $ 4,621,092 $ 2,958,276 $ 1,662,816 $ 217,059 $ 1,168,317 $ 277,440 See page 4 for definition of Remaining Development Costs. (a) Total Estimated Development Costs represent all costs to be incurred on the project which include construction costs, demolition costs, marketing costs, capitalized leasing, payroll or project development fees, deferred financing costs, retail costs, and certain accrued costs from lenders and excludes land costs and capitalized corporate interest allocated to the project. Total Estimated Development Costs for assets at Ward Village and Columbia exclude master plan infrastructure and amenity costs at Ward Village and Merriweather District. (b) We expect to be able to meet our cash funding requirements with a combination of existing and anticipated construction loans, condominium buyer deposits, free cash flow from our Operating Assets and MPC segments, net proceeds from condominium sales, our existing cash balances, and as necessary, the postponement of certain projects. (c) Remaining cost is related to lease-up and tenant build-out. (d) Negative balance relates to costs paid by HHH, but not yet reimbursed by our lenders. We expect to receive funds from our lenders for these costs in the future. (e) Wingspan, our first single-family rental community in Bridgeland, welcomed its first residents in October 2023. As of June 30, 2024, 100% of the property has been placed in service. (f) Total estimated cost includes $158.4 million for warranty repairs. However, we anticipate recovering a portion of these costs in the future, which is not reflected in this schedule. Summary of Remaining Development Costs

HOWARD HUGHES 24 MPC Regions Non-MPC Regions The Woodlands The Woodlands Hills Bridgeland Summerlin Teravalis Floreo (a) Total Columbia Hawai‘i Seaport Total As of June 30, 2024 Houston, TX Houston, TX Houston, TX Las Vegas, NV Phoenix, AZ Phoenix, AZ MPC Regions Columbia, MD Honolulu, HI New York, NY Non- MPC Stabilized Properties Office Sq.Ft. 3,969,487 — — 535,965 — — 4,505,452 1,753,291 — — 1,753,291 Retail Sq. Ft. (b) 318,503 — 67,947 803,170 — — 1,189,620 198,903 809,221 5,522 1,013,646 Multi-family units 2,298 — 670 391 — — 3,359 1,199 — 21 1,220 Other Sq. Ft. 135,801 — — — — — 135,801 — — — — Unstabilized Properties Office Sq.Ft. 141,763 — — 413,500 — — 555,263 85,380 — 178,763 264,143 Retail Sq.Ft. — — — — — — — 32,607 48,170 293,691 374,468 Multi-family units — — 263 294 — — 557 472 — — 472 Under Construction Properties Office Sq.Ft. — — 49,501 — — — 49,501 — — — — Retail Sq.Ft. — — 28,000 67,000 — — 95,000 — 60,900 — 60,900 Multi-family units 268 — — — — — 268 — — — — Condominiums Number of units 111 — — — — — 111 — 5,101 — 5,101 Units remaining to be sold through June 30, 2024 39 — — — — — 39 — 286 — 286 Residential Land Total gross acreage 28,545 ac 2,055 ac 11,506 ac 22,500 ac 33,810 ac 3,029 ac 101,445 ac 16,450 ac n/a n/a n/a Current Residents 123,000 2,700 23,000 127,000 — — 275,700 n/a n/a n/a n/a Remaining saleable acres 35 ac 673 ac 1,581 ac 2,375 ac 15,804 ac 797 ac 21,265 ac n/a n/a n/a n/a Estimated price per acre (c) $1,923 $346 $501 $1,309 $751 $779 n/a n/a n/a Commercial Land Total acreage remaining 716 ac 167 ac 1,047 ac 551 ac 10,531 ac 457 ac 13,469 ac 96 ac n/a n/a 96 ac Estimated price per acre (c) $950 $532 $752 $1,176 $206 $151 n/a n/a n/a Portfolio Key Metrics Portfolio Key Metrics include 100% of square footage, units, and acreage associated with joint venture projects. Retail space in multi-family assets shown as retail square feet. (a) This represents 100% of Floreo gross and remaining saleable acreage and 100% of the estimated price per acre expected to be achieved. The Company owns a 50% interest in Floreo and accounts for its investment under the equity method. (b) Retail Sq. Ft. within the Summerlin region excludes 381,767 Sq. Ft. of anchors and 39,700 Sq. Ft. of additional office space above our retail space. (c) Residential and commercial pricing represents the Company's estimate of price per acre (in thousands) per its 2024 land models. Portfolio Key Metrics

HOWARD HUGHES 25 Master Planned Community Land Consolidated MPC Segment EBT The Woodlands The Woodlands Hills Bridgeland Summerlin Teravalis Total Floreo (a) thousands Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Revenues: Residential land sale revenues $ — $ 9,046 $ 7,681 $ 4,287 $ 34,940 $ 21,414 $ 109,302 $ 1,853 $ — $ — $ 151,923 $ 36,600 $ 9,282 $ — Commercial land sale revenues 12 1,719 18 1 2,837 3,986 — — — — 2,867 5,706 — — Builder price participation 242 113 764 928 1,915 2,102 9,984 12,764 — — 12,905 15,907 — — Other land sale revenues 287 265 207 20 60 37 3,932 4,776 — — 4,486 5,098 — — Total revenues 541 11,143 8,670 5,236 39,752 27,539 123,218 19,393 — — 172,181 63,311 9,282 — Expenses: Cost of sales - residential land — (4,532) (2,911) (2,053) (14,395) (6,959) (39,681) (845) — — (56,987) (14,389) (6,618) — Cost of sales - commercial land (3) (390) (7) (1) (771) (1,087) — — — — (781) (1,478) — — Real estate taxes (1,386) (1,405) (39) (20) (1,545) (1,193) (475) (384) (4) (4) (3,449) (3,006) (39) (48) Land sales operations (1,933) (1,966) (846) (727) (2,254) (2,169) (4,284) (3,879) (349) (464) (9,666) (9,205) (1,329) (668) Total operating expenses (3,322) (8,293) (3,803) (2,801) (18,965) (11,408) (44,440) (5,108) (353) (468) (70,883) (28,078) (7,986) (716) Depreciation and amortization (30) (30) (2) (2) (31) (29) (35) (35) (10) (10) (108) (106) (30) (28) Interest income (expense), net 232 243 1,017 622 4,723 7,109 10,196 9,187 — — 16,168 17,161 (156) (214) Equity in earnings (losses) from unconsolidated ventures (b) — — — — — — 5,328 3,117 555 (479) 5,883 2,638 — — MPC Segment EBT $ (2,579) $ 3,063 $ 5,882 $ 3,055 $ 25,479 $ 23,211 $ 94,267 $ 26,554 $ 192 $ (957) $ 123,241 $ 54,926 $ 1,110 $ (958) (a) This represents 100% of Floreo EBT. The Company owns a 50% interest in Floreo and accounts for its investment under the equity method. (b) Equity in earnings (losses) from unconsolidated ventures reflects our share of earnings for The Summit in Summerlin and for Floreo in Teravalis. MPC Performance

HOWARD HUGHES 26 Master Planned Community Land Consolidated MPC Segment The Woodlands The Woodlands Hills Bridgeland Summerlin Teravalis Floreo (a) thousands, except acres Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Key Performance Metrics: Residential Total acres closed in current period — ac 3.7 ac 17.0 ac 10.5 ac 59.4 ac 38.8 ac 87.3 ac — ac — ac — ac 12.5 ac — ac Price per acre achieved $— $2.445 $452 $408 $588 $552 $1,470 $— $— $— $903 $— Avg. gross margins —% 49.9% 62.1% 52.1% 58.8% 67.5% 61.8% —% —% —% 28.7% —% Commercial Total acres closed in current period — ac 2.1 ac — ac — ac — ac — ac — ac — ac — ac — ac — ac — ac Price per acre achieved $— $819 $— $— $— $— $— $— $— $— $— $— Avg. gross margins — % 77.3% —% — % — % —% — % —% —% —% —% —% Avg. combined before-tax net margins — % 54.3% 62.1% 52.1% 58.8% 68.3% 61.8% —% —% —% 28.7% —% Key Valuation Metrics: Remaining saleable acres (b) Residential 35 ac 673 ac 1,581 ac 2,375 ac 15,804 ac 797 ac Commercial 716 ac 167 ac 1,047 ac 551 ac 10,531 ac 457 ac Projected est. % superpads / lot size —% / — ac —% / — ac —% / — ac 66% / 0.25 ac —% / — ac —% / — ac Projected est. % single-family detached lots / lot size 79% / 0.16 ac 80% / 0.21 ac 90% / 0.19 ac —% / — ac 81% / 0.22 ac 100% / 0.17 ac Projected est. % single-family attached lots / lot size 21% / 0.14 ac 20% / 0.12 ac 8% / 0.08 ac —% / — ac 19% / 0.11 ac —% / — ac Projected est. % custom homes / lot size —% / — ac —% / — ac 2% / 0.62 ac 34% / 1 ac —% / — ac —% / — ac Estimated builder sale velocity (c) NM 22 89 95 NM NM Projected GAAP gross margin (d) 76.0% 75.8% 62.1% 52.1% 58.8% 67.5% 64.1% 61.4% 38.0% 40.7% 28.7% 34.8% Projected cash gross margin (d) 96.7% 88.9% 78.2% 80.4% 39.3% 52.6% Residential sellout / Commercial buildout date estimate Residential 2026 2032 2035 2043 2086 2032 Commercial 2034 2033 2046 2039 2086 2035 (a) This represents 100% of Floreo metrics. The Company owns a 50% interest in Floreo and accounts for its investment under the equity method. (b) Saleable acres can fluctuate from period to period as a result of a master planning process. (c) Represents the average monthly builder homes sold over the last twelve months ended June 30, 2024. (d) Projected GAAP gross margin is based on expected GAAP MPC land sales revenues and MPC cost of sales. This measure includes all future projected revenues less all remaining historical development costs incurred to date and remaining future projected cash development costs. Projected cash gross margin represents the net cash margin expected to be received in the future and includes all future projected revenues less all remaining future projected cash development costs. The projected cash gross margin does not include remaining historical development costs incurred to date. Gross margin for each MPC may vary from period to period based on the locations of the land sold and the related costs associated with developing the land sold. NM Not meaningful. MPC Land

HOWARD HUGHES 27 Master Planned Community Land GAV in $ millions, unless otherwise specified. Price per acre in $ thousands. (a) Land sales revenue excludes deferred revenue and SID bond revenue. (b) Excludes value of Teravalis for comparative purposes. (c) Price per acre is a trailing 12 months calculation as of June 30, 2024. MPC Land Appreciation MPC Gross Asset Value $1,695 $922 $708 $328 3,611 Total Acres Sold $621k Weighted Avg. Price Per Acre $2.2B Total Land Sales Revenue (a) X = $584 $1,372 2017 Q2 2024 $377 $580 2017 Q2 2024 $313 $440 2017 Q2 2024 +135% +54% +41% $2,385 $858 $592 $180 2017 Gross Asset Value Since 2017 Q2 2024 Gross Asset Value (b) Residential Price Per Acre (c) Summerlin Bridgeland The Woodlands Hills $4.0B$3.7B

HOWARD HUGHES 28 Office Expirations (a) Retail Expirations (a) Expiration Year Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. 2024 $ 9,134 3.33% $ 56.46 $ 2,133 1.86% $ 51.18 2025 13,693 4.99% 42.13 19,933 17.38% 49.71 2026 11,203 4.09% 41.65 10,709 9.34% 41.52 2027 32,537 11.86% 42.07 7,026 6.13% 41.90 2028 17,525 6.39% 45.71 9,262 8.08% 53.49 2029 30,705 11.19% 46.23 9,619 8.39% 57.35 2030 27,297 9.95% 48.65 6,951 6.06% 59.37 2031 17,921 6.53% 52.20 4,825 4.21% 56.08 2032 56,966 20.76% 53.13 5,235 4.57% 53.74 2033 14,703 5.36% 41.35 15,600 13.60% 66.56 Thereafter 42,819 15.55% 51.63 23,429 20.38% 42.07 Total $ 274,503 100.00% $ 114,722 100.00% (a) Excludes leases with an initial term of 12 months or less. Also excludes Seaport leases. Office and Retail Lease Expirations Total Office and Retail Portfolio as of June 30, 2024 % o f A nn ua liz ed C as h R en t E xp iri ng Houston Summerlin Columbia Hawaii Other Office 2024 Retail 2024 Office 2025 Retail 2025 Office 2026 Retail 2026 Office 2027 Retail 2027 Office 2028 Retail 2028 Office 2029 Retail 2029 Office 2030 Retail 2030 Office 2031 Retail 2031 Office 2032 Retail 2032 Office 2033 Retail 2033 Office 2034+ Retail 2034+ 0% 6% 12% 18% 24% 30% Lease Expirations

HOWARD HUGHES 29 Other Assets Property Name Location % Ownership Acres Notes West End Alexandria Alexandria, VA 58% 41 West End Alexandria is a joint venture formed to redevelop the former Landmark Mall into four million square feet of residential, retail, commercial, and entertainment offerings with a central plaza and a network of parks and public transportation. The development will be anchored by a new state-of-the-art hospital and medical campus. Demolition began in the second quarter of 2022 and was completed in 2023, with completion of infrastructure work expected in 2025. 80% Interest in Fashion Show Air Rights Las Vegas, NV 80% N/A The air rights above the Fashion Show Mall located on the Las Vegas Strip will be included in the pending Seaport Entertainment spinoff. 250 Water Street New York, NY 100% 1 This full-block surface parking lot at the entrance of the Seaport will be included in the pending Seaport Entertainment spinoff. Other Assets Acquisition / Disposition Activity Q2 2024 Acquisitions Date Acquired Property % Ownership Location Acres / Rentable Sq. Ft. Acquisition Price June 26, 2024 Waterway Plaza II 100% Houston, TX 141,763 sq. ft. $19.2 million Acquisition / Disposition Activity

HOWARD HUGHES 30 thousands June 30, 2024 December 31, 2023 Fixed-rate debt Unsecured 5.375% Senior Notes due 2028 $ 750,000 $ 750,000 Unsecured 4.125% Senior Notes due 2029 650,000 650,000 Unsecured 4.375% Senior Notes due 2031 650,000 650,000 Secured mortgages payable 1,609,473 1,485,494 Special Improvement District bonds 57,334 65,627 Variable-rate debt Secured mortgages payable, excluding condominium financing 886,444 969,085 Condominium financing 478,094 307,404 Secured Bridgeland Notes due 2026 475,000 475,000 Mortgages, notes and loans payable 5,556,345 5,352,610 Deferred financing costs (44,360) (49,990) Mortgages, notes, and loans payable, net $ 5,511,985 $ 5,302,620 Net Debt on a Segment Basis as of June 30, 2024 (a) thousands Operating Assets Master Planned Communities Seaport Strategic Developments Segment Totals Non- Segment Amounts Total Mortgages, notes, and loans payable, net $ 2,362,737 $ 528,394 $ 113,374 $ 475,677 $ 3,480,182 $ 2,031,803 $ 5,511,985 Mortgages, notes, and loans payable of unconsolidated ventures (b) 90,581 62,680 60 — 153,321 — 153,321 Less: Cash and cash equivalents (13,307) (118,200) (3,453) (24,229) (159,189) (277,569) (436,758) Cash and cash equivalents of unconsolidated ventures (b) (2,944) (5,974) (5,522) (3,580) (18,020) — (18,020) Special Improvement District receivables — (75,317) — — (75,317) — (75,317) Municipal Utility District receivables, net — (627,954) — (3,188) (631,142) — (631,142) TIF receivable — — — (1,677) (1,677) — (1,677) Net Debt $ 2,437,067 $ (236,371) $ 104,459 $ 443,003 $ 2,748,158 $ 1,754,234 $ 4,502,392 Consolidated Debt Maturities and Contractual Obligations as of June 30, 2024 thousands Remaining in 2024 2025 2026 2027 2028 Thereafter Total Mortgages, notes, and loans payable (c) $ 277,839 $ 441,191 $ 1,021,830 $ 350,698 $ 835,522 $ 2,629,265 $ 5,556,345 Interest payments (d) 165,002 282,500 224,433 169,879 140,709 272,522 1,255,045 Ground lease commitments (e) 1,305 2,937 2,992 3,049 3,108 240,242 253,633 Total $ 444,146 $ 726,628 $ 1,249,255 $ 523,626 $ 979,339 $ 3,142,029 $ 7,065,023 Debt Summary (a) Net debt is a non-GAAP financial measure that we believe is useful to our investors and other users of our financial statements as its components are important indicators of our overall liquidity, capital structure, and financial position. However, it should not be used as an alternative to our debt calculated in accordance with GAAP. (b) Each segment includes our share of the Mortgages, notes, and loans payable, net and Cash and cash equivalents for all joint ventures included in Investments in unconsolidated ventures. (c) We expect $270.7 million due in 2024 to be repaid with condo closings. (d) Interest is based on the borrowings that are presently outstanding and current floating interest rates without the effects of interest rate derivatives. (e) Primarily relates to Seaport ground lease with initial expiration in 2072 and extension options through 2120. Future cash payments are not inclusive of extension options. Debt Summary

HOWARD HUGHES 31 (a) Includes the impact of interest rate derivatives. (b) Does not include extension options, some of which have performance requirements. (c) Represents Secured Bridgeland Notes. (d) Represents 250 Water Street mortgage. (e) Excludes the Company's share of debt related to its unconsolidated ventures, which totaled $153.3 million as of June 30, 2024. thousands Q2 2024 Principal Range of Interest Rates (a) Weighted- average Interest Rate (a) Weighted- average Years to Maturity (b) Operating Assets Office $ 1,212,292 3.43% 9.38% 5.66% 5.0 Retail 259,720 3.50% 8.33% 6.00% 4.5 Multi-family 842,294 3.13% 8.37% 5.08% 5.0 Other 66,610 3.65% 8.18% 5.19% 11.8 Total Operating Assets $ 2,380,916 3.13% 9.38% 5.48% 5.1 Master Planned Communities (c) $ 475,000 7.63% 7.63% 7.63% 2.2 Seaport (d) $ 115,000 9.21% 9.21% 9.21% 2.2 Strategic Developments Condominiums $ 478,094 7.50% 10.45% 9.66% 1.1 Multi-family 1 7.39% 8.07% 7.39% 6.2 Total Strategic Developments $ 478,095 7.39% 10.45% 9.66% 1.1 Bonds Corporate Bonds $ 2,050,000 4.13% 5.38% 4.66% 5.0 SID Bonds 57,334 4.13% 7.00% 4.99% 25.1 Total Bonds $ 2,107,334 4.13% 7.00% 4.67% 5.6 Total (e) $ 5,556,345 3.13% 10.45% 5.79% 4.6 Debt Summary (cont.)

HOWARD HUGHES 32 Reconciliation of Operating Assets segment EBT to Total NOI thousands Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 YTD Q2 2024 YTD Q2 2023 Total revenues $ 123,841 $ 110,152 $ 104,406 $ 116,874 $ 121,427 $ 233,993 $ 222,352 Total operating expenses (58,490) (51,395) (52,329) (55,786) (54,452) (109,885) (102,051) Segment operating income (loss) 65,351 58,757 52,077 61,088 66,975 124,108 120,301 Depreciation and amortization (43,920) (44,156) (47,094) (43,127) (40,878) (88,076) (80,510) Interest income (expense), net (34,699) (33,476) (36,308) (31,884) (30,285) (68,175) (59,196) Other income (loss), net 530 408 (155) (244) (40) 938 2,242 Equity in earnings (losses) from unconsolidated ventures 337 5,817 (2,342) 1,364 2,042 6,154 3,947 Gain (loss) on sale or disposal of real estate and other assets, net — 4,794 3,162 16,050 (16) 4,794 4,714 Gain (loss) on extinguishment of debt (198) — (96) — — (198) — Operating Assets segment EBT (12,599) (7,856) (30,756) 3,247 (2,202) (20,455) (8,502) Add back: Depreciation and amortization 43,920 44,156 47,094 43,127 40,878 88,076 80,510 Interest (income) expense, net 34,699 33,476 36,308 31,884 30,285 68,175 59,196 Equity in (earnings) losses from unconsolidated ventures (337) (5,817) 2,342 (1,364) (2,042) (6,154) (3,947) (Gain) loss on sale or disposal of real estate and other assets, net — (4,794) (3,162) (16,050) 16 (4,794) (4,714) (Gain) loss on extinguishment of debt 198 — 96 — — 198 — Impact of straight-line rent 24 (847) 408 (470) (1,081) (823) (2,194) Other (361) (54) 167 336 269 (415) 84 Operating Assets NOI 65,544 58,264 52,497 60,710 66,123 123,808 120,433 Company's share of NOI from equity investments 2,088 1,980 1,837 2,121 1,960 4,068 3,787 Distributions from Summerlin Hospital investment — 3,242 — — — 3,242 3,033 Company's share of NOI from unconsolidated ventures 2,088 5,222 1,837 2,121 1,960 7,310 6,820 Total Operating Assets NOI $ 67,632 $ 63,486 $ 54,334 $ 62,831 $ 68,083 $ 131,118 $ 127,253 Reconciliation of Non-GAAP Measures

HOWARD HUGHES 33 Reconciliation of Non-GAAP Measures Reconciliation of Seaport segment EBT to Total NOI thousands Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 YTD Q2 2024 YTD Q2 2023 Total revenues $ 20,860 $ 11,502 $ 17,780 $ 29,490 $ 22,804 $ 32,362 $ 34,701 Total operating expenses (a) (32,756) (21,485) (24,582) (33,303) (26,665) (54,241) (45,581) Segment operating income (loss) (11,896) (9,983) (6,802) (3,813) (3,861) (21,879) (10,880) Depreciation and amortization (3,949) (5,757) (5,987) (10,808) (10,469) (9,706) (20,996) Interest income (expense), net (2,676) (2,012) (790) 1,358 1,311 (4,688) 2,497 Other income (loss), net (87) — (3) 313 (1,601) (87) (1,600) Equity in earnings (losses) from unconsolidated ventures (6,552) (10,280) (13,150) (46,619) (10,896) (16,832) (21,716) Gain (loss) on extinguishment of debt — — — (48) — — — Provision for impairment — — — (672,492) — — — Seaport segment EBT (25,160) (28,032) (26,732) (732,109) (25,516) (53,192) (52,695) Add back: Depreciation and amortization 3,949 5,757 5,987 10,808 10,469 9,706 20,996 Interest (income) expense, net 2,676 2,012 790 (1,358) (1,311) 4,688 (2,497) Equity in (earnings) losses from unconsolidated ventures (b) 6,552 10,280 13,150 46,619 10,896 16,832 21,716 (Gain) loss on extinguishment of debt — — — 48 — — — Impact of straight-line rent 458 502 360 435 546 960 1,132 Other (income) loss, net (c) 2,162 876 (139) 2,163 2,470 3,038 3,317 Provision for impairment (b) — — — 672,492 — — — Seaport NOI (9,363) (8,605) (6,584) (902) (2,446) (17,968) (8,031) Company's share of NOI from unconsolidated ventures (d) (5,643) (8,902) (11,617) (8,603) (9,262) (14,545) (18,853) Total Seaport NOI $ (15,006) $ (17,507) $ (18,201) $ (9,505) $ (11,708) $ (32,513) $ (26,884) (a) Operating expenses include overhead costs of $5.5 million for three months ended June 30, 2024, and $7.0 million for the six months ended June 30, 2024, associated with the stand-up of Seaport Entertainment in anticipation of the pending spinoff. (b) During the third quarter of 2023, HHH recorded a $709.5 million pre-tax impairment charge related to the Seaport, comprised of $672.5 million recognized in Provision for impairment and $37.0 million recognized in equity losses from unconsolidated ventures. (c) Includes miscellaneous development-related items. (d) The Company’s share of NOI related to the Tin Building by Jean-Georges and the Lawn Club is calculated using our current partnership funding provisions.

HOWARD HUGHES 34 RECONCILIATIONS OF NET INCOME TO FFO thousands except share amounts Q2 2024 Q2 2023 YTD Q2 2024 YTD Q2 2023 Net income attributable to common shareholders $ 21,092 $ (19,143) $ (31,385) $ (41,888) Adjustments to arrive at FFO: Segment real estate related depreciation and amortization 51,855 52,396 103,297 103,605 (Gain) loss on sale or disposal of real estate and other assets, net — 16 (4,794) (4,714) Income tax expense adjustments: Gain on sale or disposal of real estate and other assets, net 24 (4) 1,215 1,037 Reconciling items related to noncontrolling interests (34) 2 (24) 120 Company's share of the above reconciling items from unconsolidated joint ventures 1,881 2,224 3,633 4,207 FFO $ 74,818 $ 35,491 $ 71,942 $ 62,367 Adjustments to arrive at Core FFO: Severance expenses 3,769 430 4,540 2,026 Non-real estate related depreciation and amortization 774 825 1,579 1,625 Straight-line amortization 477 (536) 134 (1,063) Deferred income tax expense (benefit) 5,674 (15,908) (13,430) (17,793) Non-cash fair value adjustments related to hedging instruments (1,198) (3,538) (2,403) (6,217) Share-based compensation 2,156 3,097 5,337 7,868 Other non-recurring expenses 11,747 3,089 24,755 6,660 Company's share of the above reconciling items from unconsolidated joint ventures 47 35 67 86 Core FFO $ 98,462 $ 22,985 $ 92,719 $ 55,559 Adjustments to arrive at AFFO: Tenant and capital improvements (2,038) (5,962) (9,268) (11,244) Leasing commissions (2,050) (2,794) (3,381) (3,430) AFFO $ 94,374 $ 14,229 $ 80,070 $ 40,885 FFO per diluted share value $ 1.50 $ 0.72 $ 1.45 $ 1.26 Core FFO per diluted share value $ 1.98 $ 0.46 $ 1.87 $ 1.12 AFFO per diluted share value $ 1.90 $ 0.29 $ 1.61 $ 0.83 Reconciliations of Net Income to FFO, Core FFO and AFFO